The following is a summary of significant accounting policies consistently followed by ETFMG Prime Junior Silver Miners ETF (“SILJ), ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Drone Economy Strategy ETF (“IFLY”), ETFMG Video Game Tech ETF (“GAMR”), and ETFMG Sit Ultra Short ETF (“VALT”) (each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2019, HACK, IPAY, IFLY, GAMR, and VALT did not hold any fair valued securities. As of December 31, 2019, SILJ held one fair valued security.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019:

SILJ
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$140,048,376	$4,375,676	$-	$144,424,052
Rights	-	592,017	-	592,017
Short Term Investments	585,148	-	-	585,148
Total Investments in Securities	$140,633,524	$4,967,693	$-	$145,601,217

HACK
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,430,576,897	$41,747,867	$-	$1,472,324,764
Exchange Traded Funds	43,876,875	-	-	43,876,875
Short Term Investments	56,848,182	-	-	56,848,182
Investments Purchased with Securities Lending Collateral*	-	-	-	160,998,085
Total Investments in Securities	$1,531,301,954	$41,747,867	$-	$1,734,047,906

IPAY
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$701,268,533	$-	$-	$701,268,533
Exchange Traded Funds	21,311,625	-	-	21,311,625
Short Term Investments	2,969,807	-	-	2,969,807
Investments Purchased with Securities Lending Collateral*	-	-	-	80,277,602
Total Investments in Securities	$725,549,965	$-	$-	$805,827,567

IFLY
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$35,550,952	$1,417,895	$-	$36,968,847
Short Term Investments	235,096	-	-	235,096
Investments Purchased with Securities Lending Collateral*	-	-	-	4,358,602
Total Investments in Securities	$35,786,048	$1,417,895	$-	$41,562,545

GAMR
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$74,703,285	$5,657,655	$-	$80,360,940
Exchange Traded Funds	2,507,250	-	-	2,507,250
Short Term Investments	399,366	-	-	399,366
Investments Purchased with Securities Lending Collateral*	-	-	-	8,107,571
Total Investments in Securities	$77,609,901	$5,657,655	$-	$91,375,127

VALT
Assets^	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$8,984,212	$-	$8,984,212
Corporate Obligations	-	55,589,208	-	55,589,208
Municipal Debt Obligations	-	3,019,050	-	3,019,050
Short Term Investments	2,203,904	4,197,835	-	6,401,739
	$2,203,904	$71,790,305	$-	$73,994,209

*
Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.